BLACKROCK FUNDS II

BlackRock Inflation Protected Bond Portfolio

(the “Fund”)

Supplement dated June 27, 2014

to the Summary Prospectus dated January 28, 2014

Effective immediately, the following changes are made to the Fund’s Summary Prospectus:

The section in the Summary Prospectus captioned “Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Martin Hegarty	2010	Managing Director of BlackRock, Inc.
Gargi Pal Chaudhuri	2014	Director of BlackRock, Inc.

Shareholders should retain this Supplement for future reference.

SPRO-TIPS-0614SUP